                                                                    Exhibit 99.1

Exhibit 99.1 - Pool Data Reprot

CIT Equipment Collateral 2004-VT1
Composition of Contract Pool
at December 31, 2004

                             Weighted       Weighted           Average
               Current        Average        Average          Required
  Number      Required       Original      Remaining           Payoff
    of         Payoff          Term           Term             Amount
Contracts      Amount         (Range)        (Range)           (Range)
---------   ------------   ------------   ------------   ------------------
  59,707    $597,036,782   45.99 months   28.39 months         $9,999
                                                         ($0 to $2,701,460)

Type of Contract
at December 31, 2004

                                  % of
                                 Total                     % of
                     Number      Number      Required    Required
                       of          of         Payoff      Payoff
Type of Contract   Contracts   Contracts      Amount      Amount
----------------   ---------   ---------   -----------   --------
True Leases          32,377      54.23%    419,290,288     70.23%
Finance Leases       27,330      45.77     177,746,494     29.77
                     ------     ------     -----------    ------
   Total             59,707     100.00%    597,036,782    100.00%
                     ======     ======     ===========    ======

CIT Equipment Collateral 2004-VT1
Geographical Distribution
(Based on obligor billing address)
at December 31, 2004

                                      % of
                                     Total                     % of
                         Number      Number      Required    Required
                           of          of         Payoff      Payoff
State                  Contracts   Contracts      Amount      Amount
-----                  ---------   ---------   -----------   --------
Alabama                     643       1.08%      3,673,504      0.62%
Alaska                      114       0.19         436,719      0.07
Arizona                   1,103       1.85      15,322,669      2.57
Arkansas                    359       0.60       3,059,320      0.51
California                7,125      11.93      63,841,422     10.69
Colorado                  1,515       2.54       9,810,730      1.64
Connecticut                 956       1.60      12,235,779      2.05
Delaware                    201       0.34       1,780,285      0.30
District of Columbia        252       0.42       2,558,646      0.43
Florida                   4,914       8.23      48,265,041      8.08
Georgia                   1,936       3.24      18,356,525      3.07
Hawaii                      139       0.23       1,413,831      0.24
Idaho                       148       0.25         711,540      0.12
Illinois                  1,703       2.85      20,684,417      3.46
Indiana                     789       1.32       6,965,151      1.17
Iowa                        330       0.55       3,157,736      0.53
Kansas                      312       0.52       4,215,484      0.71
Kentucky                    434       0.73       2,402,463      0.40
Louisiana                   649       1.09       4,047,546      0.68
Maine                        98       0.16         283,094      0.05
Maryland                  1,173       1.96       8,976,824      1.50
Massachusetts             2,020       3.38      19,797,735      3.32
Michigan                  2,263       3.79      26,872,791      4.50
Minnesota                   898       1.50      10,019,813      1.68
Mississippi                 278       0.47       1,286,152      0.22
Missouri                    823       1.38       7,196,435      1.21
Montana                     122       0.20         265,960      0.04
Nebraska                    182       0.30       1,563,014      0.26
Nevada                      330       0.55       2,269,231      0.38
New Hampshire               305       0.51       1,623,242      0.27
New Jersey                3,558       5.96      55,251,481      9.25
New Mexico                  250       0.42       1,128,632      0.19
New York                  5,728       9.59      63,442,013     10.63
North Carolina            1,472       2.47       9,269,446      1.55
North Dakota                106       0.18         455,172      0.08
Ohio                      1,646       2.76      14,603,614      2.45
Oklahoma                    492       0.82       4,118,295      0.69
Oregon                      661       1.11       5,169,786      0.87
Other                         2       0.00          18,915      0.00
Pennsylvania              2,770       4.64      31,675,428      5.31
Rhode Island                196       0.33       1,653,697      0.28
South Carolina              625       1.05       3,940,923      0.66
South Dakota                110       0.18         585,587      0.10
Tennessee                 1,163       1.95      11,428,284      1.91
Texas                     4,658       7.80      50,983,670      8.54
Utah                        269       0.45       2,022,694      0.34
Vermont                     122       0.20         618,628      0.10
Virginia                  1,514       2.54      12,473,385      2.09
Washington                1,206       2.02      12,724,933      2.13
West Virginia               213       0.36       1,341,971      0.22
Wisconsin                   772       1.29      10,807,602      1.81
Wyoming                      60       0.10         229,529      0.04%
                         ------     ------     -----------    ------
   Total                 59,707     100.00%    597,036,782    100.00
                         ======     ======     ===========    ======

CIT Equipment Collateral 2004-VT1
Payment Status
at December 31, 2004

                                                % of
                                               Total                     % of
                                   Number      Number      Required    Required
                                     of          of         Payoff      Payoff
Days Delinquent                  Contracts   Contracts      Amount      Amount
---------------                  ---------   ---------   -----------   --------
Current, including 1 to 30 day
   delinquent contracts            57,016      95.49%    579,026,326     96.98%
 31-60 days delinquent              1,450       2.43      10,701,897      1.79
 61-90 days delinquent                574       0.96       3,978,523      0.67
91-120 days delinquent                302       0.51       1,448,851      0.24
Over 120 days delinquent              365       0.61       1,881,185      0.32
                                   ------     ------     -----------    ------
   Total                           59,707     100.00%    597,036,782    100.00%
                                   ======     ======     ===========    ======

Equipment Type
at December 31, 2004

                                                  % of
                                                 Total                     % of
                                     Number      Number      Required    Required
                                       of          of         Payoff      Payoff
Type of Equipment                  Contracts   Contracts      Amount      Amount
-----------------                  ---------   ---------   -----------   --------
Computers                            42,114      70.53%    281,062,580     47.08%
Telecommunciations                    8,317      13.93     158,022,107     26.47
General Office Equipment/Copiers      6,574      11.01     109,676,520     18.37
Software                                354       0.59      30,631,178      5.13
Automotive                            2,197       3.68      15,574,499      2.61
Other (1)                               151       0.25       2,069,899      0.35
                                     ------     ------     -----------    ------
   Total                             59,707     100.00%    597,036,782    100.00%
                                     ======     ======     ===========    ======

(1)  Includes $72,280 as the largest.
     $13,708 as the average Required Payoff Amount

CIT Equipment Collateral 2004-VT1
Required Payoff Amount
at December 31, 2004

                                                % of
                                               Total                      % of
                                   Number      Number      Required     Required
                                     of          of         Payoff       Payoff
Required Payoff Amount           Contracts   Contracts      Amount       Amount
----------------------           ---------   ---------   ------------   --------
0.01 - 5,000.00                    40,114      67.18%      79,065,898     13.24%
5,000.01 - 10,000.00                8,877      14.87       62,930,820     10.54
10,000.01 - 15,000.00               3,520       5.90       42,883,691      7.18
15,000.01 - 25,000.00               3,072       5.15       59,059,507      9.89
25,000.01 - 50,000.00               2,209       3.70       76,061,625     12.74
50,000.01 - 100,000.00              1,127       1.89       77,196,697     12.93
100,000.01 - 150,000.00               327       0.55       40,266,972      6.74
150,000.01 - 250,000.00               239       0.40       45,428,380      7.61
250,000.01 - 500,000.00               156       0.26       52,188,287      8.74
500,000.01 - 1,000,000.00              43       0.07       28,237,366      4.73
1,000,000.01 - 2,000,000.00            21       0.04       28,762,363      4.82
2,000,000.01 - 2,701,460.00             2       0.00        4,955,176      0.83
                                   ------     ------     ------------    ------
   Total                           59,707     100.00%    $597,036,782    100.00%
                                   ======     ======     ============    ======

Remaining Term
at December 31, 2004

                                                % of
                                               Total                      % of
                                   Number      Number      Required     Required
                                     of          of         Payoff       Payoff
Remaining Terms of Contracts     Contracts   Contracts      Amount       Amount
----------------------------     ---------   ---------   ------------   --------
(months)
 0- 12                             12,417      20.80%      57,972,535      9.71
13- 24                             28,699      48.07      244,354,700     40.93%
25- 36                              8,152      13.65       74,733,765     12.52
37- 48                             10,022      16.79      208,281,932     34.89
49- 60                                413       0.69       11,308,911      1.89
61- 72                                  4       0.01          384,938      0.06
                                   ------     ------     ------------    ------
   Total                           59,707     100.00%    $597,036,782    100.00%
                                   ======     ======     ============    ======

CIT Equipment Collateral 2004-VT1
Types of Obligor
at December 31, 2004

                                                                     % of
                                                                     Total                     % of
                                                         Number      Number     Required     Required
                                                           of         of         Payoff       Payoff
Type of Obligor                                        Contracts   Contracts     Amount       Amount
---------------                                        ---------   ---------   -----------   --------
Services Organizations (1)                               25,789       43.19%   258,370,450     43.28%
Manufacturing                                             6,694       11.21    109,493,094     18.34
Finance, Insurance, & Real Estate (Financial Institu      6,043       10.12     62,043,333     10.39
Wholesale Trade                                           4,103        6.87     38,645,487      6.47
Medical /Healthcare Organizations                         3,273        5.48     36,827,090      6.17
Retail Trade                                              4,713        7.89     28,671,875      4.80
Communications & Utilities                                  807        1.35     13,123,037      2.20
Transportation                                            1,401        2.35     12,739,419      2.13
Construction                                              2,800        4.69     12,695,794      2.13
Printing, Publishing & Allied Products                      756        1.27      8,751,456      1.47
Resources & Agriculture                                     899        1.51      6,879,519      1.15
Other (2)                                                 2,174        3.64      5,708,727      0.96
Government                                                  255        0.43      3,087,500      0.52
                                                         ------      ------    -----------    ------
   Total                                                 59,707      100.00%   597,036,782    100.00%
                                                         ======      ======    ===========    ======

(1) Primarily: Engineering, Accounting and Research (21.53%); Business Services (18.57%); Miscellaneous Service Organizations (13.67%); Legal Services (9.08%); Membership Organization (8.92%) and Educational Svcs (8.52%).

(2) Includes $270,015 as the largest required payoff amount relating to a single obligor.

     As shown in the table above, the servicer's records lists 0.96% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately .86% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.10% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.

Obligor Concentration

                                                                     % of
                                                                     Total                     % of
                                                         Number      Number     Required     Required
                                                           of         of         Payoff       Payoff
Obligors (including contracts securing vendor loans)   Contracts   Contracts     Amount       Amount
----------------------------------------------------   ---------   ---------   -----------   --------
Top 5 Obligors                                            300        0.50%     $30,155,516     5.05%

' The Top 5 obligors conduct business in the Services (3.7%) and Manufacturing industries (1.39%).

CIT Equipment Collateral 2004-VT1
Scheduled Payments from the Contracts
at December 31, 2004

    Collection        Scheduled
      Period          Cashflows
-----------------   -------------
Positive Rent Due    6,494,143.29

January-2005        25,259,368.31
February-2005       28,060,306.57
March-2005          27,062,905.26
April-2005          30,276,320.91
May-2005            26,234,567.91
June-2005           25,468,754.74
July-2005           28,429,012.54
August-2005         24,764,482.81
September-2005      23,630,766.90
October-2005        25,114,777.55
November-2005       22,163,156.91
December-2005       20,944,436.39
January-2006        22,478,674.82
February-2006       20,321,399.69
March-2006          19,683,005.39
April-2006          20,062,152.71
May-2006            17,501,034.39
June-2006           16,117,367.72
July-2006           15,024,514.83
August-2006         13,432,747.99
September-2006      11,985,959.29
October-2006        10,592,933.15
November-2006        9,195,035.75
December-2006        8,341,570.18
January-2007         8,012,713.59
February-2007        7,735,827.29
March-2007           7,484,300.55
April-2007           7,236,626.87
May-2007             6,962,443.66
June-2007            6,782,981.50
July-2007            6,681,267.19
August-2007          6,357,494.77
September-2007       6,183,894.30
October-2007         5,996,006.96
November-2007        5,731,345.18
December-2007        5,530,077.72
January-2008         5,403,008.96
February-2008        5,223,415.40
March-2008           5,059,328.80
April-2008           4,561,845.20
May-2008             3,993,321.45
June-2008            3,542,699.74
July-2008            3,068,749.23
August-2008          2,527,901.11
September-2008       1,983,134.94
October-2008         1,435,051.50
November-2008          958,066.71
December-2008          509,759.54
January-2009           249,392.95
February-2009           65,312.72
March-2009              31,582.38
April-2009              25,128.07
May-2009                22,204.72
June-2009               21,323.66
July-2009               15,775.11
August-2009             14,092.16
September-2009          14,093.16
October-2009             6,681.61
November-2009            6,681.61
December-2009            6,319.87
January-2010             6,320.87
February-2010            6,280.51
March-2010               6,280.51
April-2010               6,281.51
May-2010                 1,926.63
June-2010                1,926.63
July-2010                1,926.63
August-2010              1,926.63
September-2010           1,926.63
October-2010               754.93
November-2010              754.93
December-2010              755.93